Exhibit 99.1

Second Quarter 2020 Investor Presentation

Disclosure Forward - Looking Statements This presentation contains forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 . In some cases, such forward - looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words . Forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements . Although it is not possible to identify all of these risks and factors, they include, among others, the following : the inherent uncertainty of estimating reserves and the possibility that incurred losses may be greater than our loss and loss adjustment expense reserves ; inaccurate estimates and judgments in our risk management may expose us to greater risks than intended ; the potential loss of key members of our management team or key employees and our ability to attract and retain personnel ; adverse economic factors resulting in the sale of fewer policies than expected or an increase in the frequency or severity of claims, or both ; a decline in our financial strength rating resulting in a reduction of new or renewal business ; reliance on a select group of brokers and agents for a significant portion of our business and the impact of our potential failure to maintain such relationships ; reliance on a select group of customers for a significant portion of our business and the impact of our potential failure to maintain, or decision to terminate, such relationships ; losses resulting from reinsurance counterparties failing to pay us on reinsurance claims, insurance companies with whom we have a fronting arrangement failing to pay us for claims, or an insured group of companies with whom we have an indemnification arrangement failing to perform their reimbursement obligations ; changes in laws or government regulation, including tax or insurance law and regulations ; the ongoing effect of Public Law No . 115 - 97 , informally titled the Tax Cuts and Jobs Act, which may have a significant effect on us including, among other things, by potentially increasing our tax rate, as well as taxes on our shareholders ; in the event we do not qualify for the insurance company exception to the passive foreign investment company (“PFIC”) rules and are therefore considered a PFIC, there could be material adverse tax consequences to an investor that is subject to U . S . federal income taxation ; the Company or any of its foreign subsidiaries becoming subject to U . S . federal income taxation ; a failure of any of the loss limitations or exclusions we utilize to shield us from unanticipated financial losses or legal exposures, or other liabilities ; losses from catastrophic events, such as natural disasters and terrorist acts, which substantially exceed our expectations and/or exceed the amount of reinsurance we have purchased to protect us from such events ; potential effects on our business of emerging claim and coverage issues ; the effects of the COVID - 19 pandemic and associated government actions on our operations and financial performance ; exposure to credit risk, interest rate risk and other market risk in our investment portfolio ; our ability to obtain reinsurance coverage at prices and on terms that allow us to transfer risk and adequately protect our company against financial loss ; the potential impact of internal or external fraud, operational errors, systems malfunctions or cyber security incidents ; our ability to manage our growth effectively ; inadequacy of premiums we charge to compensate us for our losses incurred ; failure to maintain effective internal controls in accordance with Sarbanes - Oxley Act of 2002 , as amended (“Sarbanes - Oxley”) ; and changes in our financial condition, regulations or other factors that may restrict our subsidiaries’ ability to pay us dividends . Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those in the forward - looking statements, is contained in our filings with the U . S . Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10 - K filed with the SEC on February 27 , 2020 , and our Quarterly Report on Form 10 - Q filed with the SEC on July 31 , 2020 . These forward - looking statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any forward - looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise . Non - GAAP Financial Measures This presentation contains non - GAAP financial measures as defined by Regulation G of the rules of the SEC . These non - GAAP measures, such as underwriting profit, adjusted net operating income, tangible equity and adjusted net operating return on average tangible equity (which is calculated as adjusted net operating income divided by the average tangible equity for the trailing five quarters) are not in accordance with, nor are they a substitute for, GAAP measures . We believe these non - GAAP measures provide users of our financial information useful insight into our performance . Investors should consider non - GAAP measures in addition to, and not as a substitute for, or superior to, the comparable GAAP measures . Please refer to pages 20 & 21 of this presentation for a reconciliation of the non - GAAP financial measures to the equivalent GAAP equivalents . Ratings Disclaimer Notice Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party . Such party, its affiliates and suppliers (“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content . In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content . A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the suitability of an investment or security and should not be relied on as investment advice . Credit ratings are statements of opinions and are not statements of fact . 2

Franchise Overview Slide 4 Comparative Market Highlights Slide 16 Appendix Slide 18 Table of Contents 3

Franchise Overview

Our Strategy We seek to deliver consistent, top tier returns on tangible equity and generate sector leading value creation  Our strategy is to generate superior underwriting margins from our niche casualty focused risks, while growing both non risk fee income and investment income  Our largest business is our small and middle market, core Excess and Surplus Lines business, where we have earned superior returns over our 18 year history  For the first six months of 2020 , 89 % of groupwide net written premiums were E&S risks, with low retentions  We target niche low volatility casualty risks for our ‘A’ rated balance sheet, with low retentions and little property exposure  We seek out new opportunities to meaningfully build fee income and increase the proportion of total company non - risk earnings  We are optimizing investment returns, much of which are generated from niche strategies representing a small portion of our portfolio 5

Second Quarter Review  Continued strong growth in our core E&S unit ( 18 % GWP vs QTD Q 2 2019 ), which has doubled in size over the past two years o 84 % E&S segment combined ratio during Q 2 2020 o Obtained a 20 % renewal rate increase during the quarter, the 14 th consecutive quarter of rate increases, which positions the Company well for attractive risk adjusted returns o Submission flow increased 12% , and accelerated in the last month of the quarter o In force p olicy count increased 28 % vs June 30 , 2019  Fee income generated by the Specialty Admitted segment increased 40 % in Q 2 2020 over the same period last year  Q 2 2020 annualized adjusted net operating return on average tangible equity was 12 . 9% 1  We believe the composition of our book (very little Business Interruption coverage written) and our use of clear and carefully drafted policy language largely insulates James River from COVID - 19 claims  Our investment valuations increased significantly during the quarter, contributing to a total investment return (excluding restricted cash and private investments) of 4 . 3 % for the quarter and 2 . 1 % for the first six months of 2020  Large commercial auto account in runoff continues to proceed in line with expectations, as 40 % of outstanding claims were closed year to date through June 6 1. Adjusted net operating return on average tangible equity is calculated as annualized Adjusted Net Operating Income divided by Av erage Tangible Equity. See the Non - GAAP Measures Reconciliation beginning on slide 20.

Focus on Attractive Part of P&C Market 7 YTD June 30, 2019 Premiums YTD June 30, 2020 Premiums • We are a specialty, low volatility underwriting company with a proven history of generating consistent profits • Our focus has been to significantly grow our two primary businesses given the attractive opportunities to put capital to work • Our key area of focus is small and medium sized commercial account Excess & Surplus Lines casualty business (“Core E&S”) with $1 million per occurrence limits and approximately $24,000 average account premiums. Our core E&S business represented approximately 68% of our group net written premium YTD June 30, 2020, up significantly from 42% in YTD June 30, 2019 • We look to marry our successful E&S business with a growing fee business, through our fronting strategy within our specialty admitted segment. For the year ended December 31, 2019, our Specialty Admitted segment generated $0.27 of fee income for every dollar of net written premium, while in the six months ended June 30, 2020 this figure increased to $0.37. • Our niche workers’ compensation and third - party casualty reinsurance businesses help provide attractive returns on capital Source: Company filings Gross Written Premiums Gross Written Premiums Net Written Premiums Total = $707.3 MM Net Written Premiums Total = $447.7 MM Total = $585.5 MM Total = $300.4 MM

8 Our Business E&S Segment Specialty Admitted Segment Casualty Reinsurance Segment • Represents 55% of group - wide gross written premium year to date and is underwritten by specialists in 13 divisions utilizing our eighteen years of expertise in writing hard to place risks • Significant strength in current market; fourteen consecutive quarters of positive renewal rate increases • Core E&S gross written premium has grown 25% year to date as compared to the prior year • Focus on small and medium - sized commercial accounts where pricing has generally been better; E&S gross written premium is 94% casualty and no primary property year to date • Bulk of commercial auto book is in run off as of December 31, 2019 • Distributes through 120+ broker groups PROFITABLE SPECIALTY UNDERWRITING • Specialty admitted insurance coverages in the US, including a growing fee income business • YTD through June 2020, we have added new programs representing over $100 million of expected gross written premium over a full year • Growing, transactional driven fee based fronting business • Targeted book of workers’ compensation risks • Gross f ee income of $15.8 million in FY 2019 and $9.6 million YTD June 30, 2020 A FOCUS ON FEE INCOME • Third - party proportional and working - layer excess casualty business focused on small and medium U.S. specialty lines • Significantly downsized during 2018 to optimize group returns and structure; remains core to group • 96% of the segment’s Gross Written Premium consisted of E&S risks in 2019 • At December 31, 2019, 97% of third party treaties were written as quota share arrangements and 72% contained loss mitigation features to decrease volatility • As of December 31, 2019, 47% of JRVR’s invested assets were held in Bermuda LOW VOLATILITY UNDERWRITING

9 Growth driven by strong renewal pricing and submission growth in core E&S and expansion of our fee based fronting business E&S Segment Specialty Admitted Segment Casualty Reinsurance Segment ($ in Millions) E&S Segment Specialty Admitted Segment Casualty Reinsurance Segment PROFITABLE SPECIALTY UNDERWRITING A FOCUS ON FEE INCOME LOW VOLATILITY UNDERWRITING Targeted Growth in Gross Written Premium Note: All amounts are as of December 31 for each period indicated, except YTD Q2 2019 and YTD Q2 2020 which are as of June 30. $371 $530 $657 $922 $447 $323 $110 $248 $322 $406 $200 $14 2016 2017 2018 2019 YTD Q2 2019 YTD Q2 2020 Gross Written Premium Commercial Auto $182 $316 $374 $388 $192 $191 $56 $61 $56 $59 $29 $26 $4.2 $11.3 $14.8 $15.8 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $0 $200 $400 $600 2016 2017 2018 2019 YTD Q2 2019 YTD Q2 2020 Gross Written Premium Net Written Premium Fee Income $184 $235 $136 $161 $68 $71 2016 2017 2018 2019 YTD Q2 2019 YTD Q2 2020

Adam Abram and a group of investors purchase Front Royal, Inc., for $3 million • James River Group, Inc. is formed with $58 million of capital and a single insurance subsidiary, James River Insurance Company, an E&S underwriter • Stonewood Insurance Company is formed in Raleigh, NC to write highly inspected workers’ compensation risks in 2004 James River successfully completes an IPO at 1.70x tangible book value The Group begins building out infrastructure for fronting and programs business in its Specialty Admitted segment Front Royal purchases Colony Insurance Company, an E&S underwriter (and Rockwood Casualty Insurance Company, a PA - based workers’ compensation writer, in 1996) On pace to write more than $200 million of specialty premiums in the calendar year, Adam Abram sells Front Royal to Argo Group for 1.70x tangible book value • D. E. Shaw leads the purchase of James River for 2.60x tangible book value and re - domiciles the group to Bermuda • JRG Re, a Bermuda Class 3B reinsurer, is capitalized with $250 million the following year James River surpasses $1 billion in invested assets Received upgraded A.M. Best Rating of A (Excellent) • MARKET CAP IN EXCESS OF $1 BILLION • GROSS WRITTEN PREMIUMS OF $1.5 BILLION • OVER $500 MILLION OF CORE E&S GROSS WRITTEN PREMIUM James River successfully completes an IPO at $21 per share (1.35x tangible book value) YE 2019 Our Specialty Market History 10 We have a long history of success in building niche businesses and generating top tier returns for investors

11 E&S Focus | Profitable, Niche Specialty Underwriting Profitability of E&S vs. Total P&C Industry E&S Gaining Share of P&C Insurance Market Core E&S GWP grew by 55% during 2019, and increased 25% YTD June 30, 2020 over YTD June 30, 2019 as rates increased 17% during the first six months of 2020 Avg. Combined Ratios 2000 – 2018 Difference of 5 percentage points Total P&C GWP: $327.3bn E&S GWP: $11.7bn Total P&C GWP: $678.0bn E&S GWP: $49.9bn 2000 P&C Market 2018 P&C Market Source: Market data per A.M. Best data and research and Copyright © 2020, S&P Global Market Intelligence (and its affiliates, as applicable) • Our business is heavily concentrated in E&S Casualty (93% of 2019 NWP; generated by both the E&S and Casualty Reinsurance segments). • Complemented by an attractive portfolio of new economy risks • E&S is the most consistently profitable part of the property/casualty market and has been gaining market share. Admitted Market 96.4% E&S 3.6% Admitted Market 92.6% E&S 7.4% 101.9 96.9 Total P&C Total US E&S

Broad Risk Appetite Permits Us to ‘Pick Our Spots’ 12 Our high caliber underwriting team, and use of proprietary technology, provide significant expertise to price our increased submission flow of highly underwritten risks • During the second quarter of 2020 , renewal rates increased 20 % across our core (non - commercial auto) E&S business (the fourteenth consecutive quarter of rate increases), while core submissions grew 12% $656.5 ($ in millions) Lead U/W Years of Six Months Six Months Year Year Industry Ended Ended Ended Ended Division Experience Jun 30, 2020 Jun 30, 2019 Dec 31, 2019 Dec 31, 2018 Description Commercial Auto 32 $13.8 $199.6 $405.6 $322.1 Hired / non-owned auto, ride share Excess Casualty 36 83.8 46.7 119.0 66.5 Following form excess on risks similar to GC and MC General Casualty (GC) 32 66.9 65.0 115.8 54.1 Premises ops (e.g., apartments, offices & restaurants) Manufacturers & Contractors (MC) 36 60.0 51.5 105.1 79.2 Products liability & completed operations exposure Energy 48 21.0 17.1 45.4 33.9 Oil & gas contractors, mining, alternative energy & utilities Excess Property 34 20.1 17.3 31.6 16.9 CAT-exposed excess property > 1/100 year return period Allied Health 26 14.5 14.6 26.7 30.4 Long-term care, outplacement facilities & social services Life Sciences 36 14.1 10.2 24.5 16.7 Nutrition products, medical devices and human clinical trials Small Business 32 12.1 9.5 19.7 14.8 Small accounts similar to GC and MC Environmental 48 9.6 9.1 16.5 10.5 Environmental contractors and consultants Professional Liability 26 3.7 3.4 6.5 5.9 E&O for non-medical professionals (lawyers, architects, engineers) Sports & Entertainment 32 2.7 1.9 4.2 3.7 Amusement parks, campgrounds, arenas Medical Professional 26 0.9 0.9 1.7 1.8 Non-standard physicians and dentists Total $323.2 $446.8 $922.3 $656.5 Core E&S $309.4 $247.2 $516.7 $334.4 Commercial Auto $13.8 $199.6 $405.6 $322.1 Gross Written Premiums

Demonstrated Underwriting Discipline Source: Company filings, A.M. Best data and research, and S&P Global Market Intelligence (and its affiliates, as applicable) * Specialists Peer Group = Alleghany Insurance Holdings Group, Argo Group, Crum & Forster Insurance Group, Global Indemnity Group, HIIG Group, Houston Casualty Group, IFG Companies, Kinsale Insurance Company, Markel Corporation Group, RLI Group, W.R. Berkley Insurance Group We have proven our willingness to expand and contract when market conditions dictate, and have a strong track record of profitable underwriting in our Core E&S business Core E&S Segment Loss Ratio vs. Surplus Line Specialists Peer Group* Core E&S – GWP Growth vs. Total E&S Industry Source: A.M. Best report 13 2007 - 2018 Average James River 55.6 Specialists Peer Group 60.8 56.1 61.4 62.6 54.9 48.5 52.6 40.4 55.2 54.5 55.2 58.1 67.1 56.9 64.4 59.4 59.5 63.8 66.0 57.3 59.9 56.3 59.9 62.9 63.0 30.0% 40.0% 50.0% 60.0% 70.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Loss Ratio (%) James River Specialists Peer Group (3.8) (23.1) (25.0) (15.9) 12.8 21.1 21.3 22.1 (2.0) 11.0 8.2 18.5 (3.5) (6.2) (4.1) (3.8) (1.8) 11.8 8.4 6.7 2.5 2.8 5.8 11.2 (40.0%) (20.0%) 0.0% 20.0% 40.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 GWP Growth (%) JRVR E&S Market

14 Traditional Investment Approach Augmented by Higher Yielding Alternatives Total Cash and Investments (excluding restricted cash): $2,301MM Duration: Investment Portfolio (as of June 30, 2020) Net Investment Yield • Our investment portfolio consists of investment grade fixed maturity securities, selectively supplemented by non - traditional investments • Examples of non - traditional investments we have made include: ▪ Participations in floating rate syndicated bank loans, generally senior secured loans with an average credit rating 1 of “B - ”; o Substantial portion of Q1 2020 unrealized losses recovered during Q2 2020; o Portfolio significantly downsized during Q2 2020, as we sold approximately 40% of our holdings (as measured by par value) to mitigate volatility in this asset class ▪ Equity and debt investments in renewable energy project limited partnerships (~ $34MM carrying value); • Weighted average credit rating 2 : “A+ 1. Per S&P, or an equivalent rating from another nationally recognized rating agency. 2. Per S&P, or an equivalent rating from another nationally recognized rating agency; credit ratings of fixed maturity securities, bank loans and preferred stocks as of June 30, 2020. Copyright © 2020, S&P Global Market Intelligence (and its affiliates, as applicable). 3.5 yrs Commentary 3.4 yrs Source: Company filings. 3.3 yrs 3.5 yrs 4.2 yrs 76% 3% 6% 4% 2% 9% Fixed Maturity Securities Equity Securities Bank Loans Short-Term Investments Other Invested Assets Cash and Cash Equivalents (excluding restricted cash) 4.0 3.5 3.7 3.9 3.2 0.0 1.0 2.0 3.0 4.0 5.0 2017 2018 2019 YTD Q2 2019 YTD Q2 2020 (%)

Capital Management Maximizes Shareholder Value 15 Capital Management History • Current focus on growing book value given the attractive opportunities to put capital to work in our core E&S business • Efficient in returning capital to shareholders when market conditions warrant; $462 million of capital returned since 2008 • Last twelve month d ividend yield of 2.6% 1 1. Calculated as dividends paid over last 4 quarters of $1.20 divided by August 3, 2020 closing share price of $46.36. Source: Company filings $388 $442 $482 $529 $559 $479 $466 $460 $472 $475 $490 $560 $577 $388 $442 $506 $553 $584 $615 $672 $713 $792 $845 $897 $1,003 $1,039 $350 $450 $550 $650 $750 $850 $950 $1,050 $1,150 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD Q2 2020 Tangible Equity Plus Cumulative Dividends and Share Repurchases ($ mm) Tangible Equity Cumulative Capital Returned Linear (Cummulative Aggregate Growth %)

Comparative Market Highlights

Our Current Valuation Supports Meaningful Upside 17 P/TBV vs Operating ROTE 1 Price/Next Twelve Month Consensus Earnings Source: data Copyright © 2020, S&P Global Market Intelligence (and its affiliates, as applicable). Data as of August 3, 2020. 1 Analyst consensus operating earnings per share for the full financial year divided by December 31, 2019 tangible equity per share. 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 30.0x 35.0x 40.0x 45.0x 50.0x MKL ARGO KNSL RLI WRB AMSF JRVR Price to Next 12 Mths EPS Median = 28.1x JRVR AMSF ARGO KNSL MKL RLI WRB R² = 0.5555 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x 10.0x 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Price to TBV 2020 Consensus ROATE

Appendix

James River Group Key Metrics 19  Exchange/Ticker NASDAQ / “JRVR”  Initial Public Offering $21.00 (December 12, 2014)  Current Share Price $46.36 (Closing Price August 3, 2020)  Market Capitalization $1.415 billion (August 3, 2020 market close)  LTM Dividend / Yield $1.20 per share = 2.6% yield 1  Gross Written Premium $1.471 billion in 2019  Total Capitalization $1.117 billion as of June 30, 2020  AM Best Rating ‘A’ (Excellent)  Analyst Coverage and Rating 2 B. Riley FBR (Buy) – Randy Binner JMP (Buy) – Matthew Carletti UBS (Buy) – Brian Meredith Dowling (Neutral) – Aaron Woomer KBW (Neutral) – Meyer Shields SunTrust (Neutral) – Mark Hughes 1. Based on Q3 2019, Q4 2019, Q1 2020 and Q2 2020 dividends and closing price of $46.36 on August 3, 2020. 2. Current coverage and ratings as of August 3, 2020.

Non - GAAP Measures Reconciliation 20 Source: Company filings. Note: All amounts are as of December 31 for each period indicated, except YTD Q2 2019 and YTD Q2 2020 which are as of June 30. Non-GAAP Reconciliation Underwriting Profit (Loss) YTD Q2 YTD Q2 ($mm) 2016 2017 2019 2020 Underwriting profit (loss) of the operating segments: Excess and Surplus Lines 47.2$ 29.7$ 42.8$ 19.2$ 28.9$ 24.2$ Specialty Admitted Insurance 2.9 3.2 7.0 5.9 2.9 0.4 Casualty Reinsurance (0.2) (1.8) 5.1 (7.2) 0.3 (2.4) Total underwriting profit of operating segments 49.9 31.1 54.9 17.9 32.1 22.2 Operating expenses of Corporate segment (20.4) (25.3) (26.9) (27.7) (15.4) (15.7) Underwriting profit (loss) 29.5 5.8 28.0 (9.8) 16.7 6.5 Net investment income 52.6 61.1 61.3 75.7 37.0 36.1 Net realized investment (losses) gains 7.6 (2.0) (5.5) (2.9) 2.7 (36.8) Other income and expenses (1.3) (0.2) (0.8) 0.1 (0.1) (1.2) Interest expense (8.5) (9.0) (11.6) (10.6) (5.5) (5.8) Amortization of intangible assets (0.6) (0.6) (0.6) (0.6) (0.3) (0.3) Income (loss) before taxes 79.3$ 55.1$ 70.8$ 51.9$ 50.5$ (1.5)$ 20192018

Non - GAAP Measures Reconciliation 21 Note: In the Tangible Equity Table, 2008 to 2013 shares outstanding are retroactively adjusted for 50/1 stock split. Addition all y, all amounts are as of December 31 for each period indicated, except YTD Q2 2019 and YTD Q2 2020 which are as of June 30. Source: Company filings. Non-GAAP Reconciliation ($mm) YTD Q2 YTD Q2 Adj. Net Operating Income 2016 2017 2019 2020 Income (loss) as reported 74.5$ 43.6$ 63.8$ 38.3$ 43.0$ (1.2)$ Net realized inv. (gains) losses (5.2) 1.4 4.4 3.8 (1.7) 32.5 Initial public offering costs - - - - - - Dividend withholding taxes - 1.0 - - - - Other expenses 1.1 0.5 1.1 0.8 0.6 1.5 Interest expense on leased building the Company was previosuly deemed to own for accounting purposes 0.9 0.8 1.3 - - - Adjusted net operating income 71.3$ 47.3$ 70.6$ 42.9$ 41.9$ 32.8$ YTD Q2 YTD Q2 Tangible Equity 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2019 2020 Shareholders’ equity 677.8$ 724.7$ 714.2$ 762.4$ 784.0$ 701.5$ 687.9$ 681.0$ 693.2$ 694.7$ 709.2$ 778.6$ 791.1$ 795.7$ Goodwill & intangible assets (289.8) (282.4) (232.7) (233.9) (225.0) (222.6) (221.9) (221.3) (220.7) (220.2) (219.3) (218.8) (219.1) (218.5) Tangible equity 388.0$ 442.3$ 481.5$ 528.5$ 559.0$ 478.9$ 466.0$ 459.7$ 472.5$ 474.5$ 489.9$ 559.8$ 572.0$ 577.2$ Shares Outstanding (000's) 35,718 35,718 35,718 35,718 36,030 28,540 28,540 28,942 29,258 29,697 29,988 30,424 30,331 30,553 Tangible Equity per Share 10.86$ 12.38$ 13.48$ 14.80$ 15.52$ 16.78$ 16.33$ 15.89$ 16.15$ 15.98$ 16.34$ 18.40$ 18.86$ 18.89$ 2018 2019 2019 2018

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